                                                                   Exhibit 10.25

                     Contract Change Notice/Amendment No. 1
                                       to
                  TRW Inc./Endwave Corporation Supply Agreement
                               Agreement No. 1C450

     THIS AMENDMENT ("Amendment") is made and entered into and between Endwave Corporation ("Buyer" or "Endwave") and TRW Inc. ("TRW").

     WHEREAS, Buyer and TRW entered into a Supply Agreement No. 1C450 ("Agreement") with an effective date of 31 March 2000 and;

     WHEREAS, Buyer and TRW desire to amend the Agreement in order to modify the product offering, delivery date span, pricing/volume methodology and applicable Exhibits, in addition to administrative updates inclusive of those sections for term, notices and marking provisions.

NOW THEREFORE, the parties agree to amend the Agreement as follows:

1. Section 2.2, Requirements, of Article 2, replace the sentence with the following: "Buyer shall buy from TRW no less than the quarterly minimum quantities of Products set forth in Exhibit 1B, and TRW agrees to sell Buyer up to and including quarterly maximum quantities of Products set forth in such Exhibit; provided however, to the extent that Buyer wishes to purchase more than the annual maximum quantities of the Products as provided in Exhibit 1B, TRW may, but is under no obligation to, provide Buyer such excess quantities."

2. Article 3, Effective Date and Term, replace time in which this Agreement shall remain in force and effect from March 31, 2003" to "December 31, 2005."

3. Section 4.5, Acceptance of Orders, of Article 4, replace the third sentence with the following:

     "Notwithstanding the foregoing, TRW shall have no obligation to accept and shall not be deemed to have accepted, unless signed by TRW, any Order (i) for any Products not listed in Exhibit 1A hereto or revisions thereof; (ii) for any quantity of Products in excess of the annual maximum quantities specified in Exhibit 1B hereto or revisions thereof; or (iii) that specifies a delivery date which is less than [*] weeks from the date of such Order; provided, however, that Buyer may designate up to [*] lots per calendar year as "Hot Lots", which will be delivered within [*] weeks of the Order date, which cannot exceed [*] lots per month, and which cannot exceed [*] wafers per lot. Any designated "Hot Lots" in excess of [*] lots per calendar year shall be subject to TRW approval."

4. Section 10.1, Event of Default, of Article 10, replace Paragraph (b) with the following:

     "(b) Such party fails to perform its minimum purchase or supply obligations (as the case may be hereunder) specified in Section 2.2 hereof during any quarter during the term hereof, or otherwise fails to perform any other material obligation required to be performed by it under any provision of this Agreement within thirty (30) days after the time specified or within thirty (30)days after written notice from the other party that such performance has become due; provided, however, Buyer shall have no right to terminate this Agreement for TRW's default so long as corrective action is being diligently pursued by TRW in a manner that demonstrates that TRW's obligations hereunder shall be completed in sufficient time to allow Buyer to reasonably meet its end-use requirements for Products without incurring additional costs or penalties (as reasonably determined by Buyer), and TRW disclosed to Buyer in writing such corrective action(s)."

     [*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

5.   Article 12, Notices, revise point of contacts as follows:

     If to TRW:         Velocium, TRW, Inc.
                        2221 Park Place
                        El Segundo, CA 90245
                        Attention: Paul U. Klintworth
                        Phone: 310-814-6739
                        FAX:   310-812-7011

     If to Buyer:       Endwave Corporation
                        990 Almanor Avenue
                        Sunnyvale, CA 94085
                        Attention: Don Dodson
                        Phone: 408-522-3117
                        FAX:   408-522-3102

6. Section 14.3, Marking, of Article 14, revise listing of individuals authorized to receive Proprietary Information as follows:

     For Buyer:         Don Dodson, Bryson Wallace, Doug Lockie, Ed Stoneham,
                        Simon Mok, Mark Vaughan, Cliff Mohwinkel

     For  TRW:          Dwight Streit, Frank Kropschot, Al Lawrence, Stacey Bui,
                        Maggie Sarkuni, Paul Klintworth

7. EXHIBIT 1A, LIST OF PRODUCTS, as included as part of the original Agreement is deleted and replaced with the EXHIBIT 1A - REVISION 1 (copy attached)_.

8. EXHIBIT 1B, PRICE, QUANTITY COMMITMENTS, DELIVERY SCHEDULE AND BUYER'S SITE, as included as part of the original Agreement is deleted and replaced with the EXHIBIT 1B - REVISION 1 (copy attached).

9. Attachment B: Wafer Processing Price Matrix, as included as part of the original Agreement is deleted and replaced with the Attachment B - Revision 1: Wafer Processing Price Matrix/Wafer Volume (copy attached).

10. Attachment C: Wafer Test Price Matrix ($/Wafer), as included as part of the original Agreement is deleted and replaced with the Attachment C - Revision 1: Wafer Test Price Matrix ($/Wafer) (copy attached).

11. Attachment D: Wafer Purchase Commitment, as included as part of the original Agreement is deleted and replaced with the Attachment D - Developmental Lot Price Matrix (copy attached).

     [*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

The above changes constitute Contract Change Notice No. 1 to the Agreement. Except as expressly provided hereinabove all other terms and conditions of the Agreement shall apply herein and remain in full force and effect as previously agreed to between Buyer and TRW. In the event of any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment will be deemed to have superseded those of the Agreement and exclusively will govern the matter in question.

Endwave Corporation:                             TRW Inc.

By:    /s/ Don Dodson                            /s/ Dwight Streit
       ----------------------------              -------------------------------
Name:  Don Dodson                                Dwight Streit
Title: Chief Operating Officer                   President, Velocium

Date:  March 15, 2002                            Date: February 21, 2001
       ----------------------------                    -------------------------

     [*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                             EXHIBIT 1A - REVISION 1

                                LIST OF PRODUCTS
                                ----------------

1a. 3" equivalent GaAs wafers utilizing the following process technologies (Application frequency refers to frequency of transmission of end product):

     Technology                        Application
     ----------                        -----------
     pHEMT 0.15 micron                 [*]
     pHEMT 0.10 micron                 [*]
     HBT 4 micron                      [*]
     HBT 2 micron                      [*]
     HBT 1 micron                      [*]

     Standard wafer processing with die thickness of .004" will be utilized. Wafers will be screened via standard Process Control Monitors ("PCM"). All PCM good wafers will be delivered to Buyer and Buyer will accept delivery.

1b. 3" equivalent GaAs wafers noted in 1a. above except a die thickness of [*] will be quoted on a case-by-case basis at the sole discretion of the Seller.

1c. Developmental Products to include InP devices will be quoted on a case-by-case basis at the sole discretion of the Seller.

1d. Developmental Multiproject Masks "Pizza Mask" wafers will be quoted on a case-by-case basis at the sole discretion of the Seller.

1e. Nonstandard/Special Handling Wafers are defined as those that do not fully comply with the standard foundry design rules (i.e. foundry design and layout rules) or outside of standard processing practices and will be quoted on a case-by-case basis at the sole discretion of the Seller.

1f. MMICs to be offered include those subject to Paragraph 1a of this exhibit and which fall into one of the following categories:

          Products Velocium, TRW Inc. offers for sale as standard parts for commercial wireless telecom applications that are less than or equal to [*] GHz. Higher frequencies will be quoted on a case-by-case basis.

          Products which were developed and produced for the Nokia "Rats", "Mice" and Nortel Module Contracts.

          Endwave developed chips/wafers for production fabrication. Does not include nonstandard/special-handling wafers as specified in Section 1e. above.

     Other products will be offered on a case-by-case basis.

2. TRW Telecom Standard Products Chips. Various Standard Product Chips available from the Standard Products Catalog may be purchased in small quantities, i.e. quantities requiring fewer chips than one wafer lot yields.

3. The SCAMP product is not covered under this Agreement. The current purchase order arrangement between TRW and TRW Milliwave will be maintained for the SCAMP product.

     [*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                             EXHIBIT 1B - REVISION 1

         PRICE, QUANTITY COMMITMENTS, DELIVERY SCHEDULE AND BUYER'S SITE
         ----------------------------------------------------------------

A.   PRICE:

     . Wafer processing pricing per the Attachment B: Wafer Processing Price Matrix/Wafer Volume

     .    Wafer test pricing per Attachment C: Wafer Test Price Matrix ($/Wafer)

     .    Developmental Wafer prices per Attachment D: Developmental Lot Price
          Matrix

     . Multi-project Masks "Pizza Masks" Wafer prices will be quoted on a case-by-case basis

     .    Special Handling Wafer prices will be quoted on a case-by-case basis

B.   QUARTERLY PURCHASE COMMITMENTS:

     On a quarterly basis, Buyer must purchase the minimum quantities specified in Attachment B - Revision 1, Wafer Processing Price Matrix/Wafer Volume.

C.   MAXIMUM SUPPLY COMMITMENT:

     On a quarterly basis, TRW will supply the Maximum wafer quantities specified in Attachment B - Revision 1, Wafer Processing Price Matrix/Wafer Volume.

D.   MINIMUM ORDER QUANTITY:

     Minimum order quantity of [*] wafers of each maskset (chip type) per purchase order. Minimum order quantities for special handling, pizza masks and developmental wafer will be quoted on a case-by-case basis.

E.   DELIVERY SCHEDULE:

     Delivery commitment is [*] weeks from receipt of order. [*] lots per year may be designated as "Hot Lots", which will be delivered in [*] weeks from receipt of order.

F.   NEW PRODUCT DESIGNS:

     Buyer will pay the direct costs for engineering services and the cost of layout design, fabricating engineering masks/"Pizza Masks", and testing per the Technical Services Agreement SN1D103 between the parties.

G.   LONG TERM WAFER HOLDS:

     At the written direction of the Buyer, Seller will hold in process wafers not to exceed [*] wafers of same part type at any given time per the intermediate process step identified below:

     .    Step #1 - Completion of EBL gate test
     .    Step #2 - Completion of all Front-Side Processing

     Seller will hold product at the intermediate process step specified above for up to [*] months. At that time, Buyer will either authorize processing to the next step or Buyer will pay cancellation

     [*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     charge equal to the list price of the Product, as specified in Exhibit 1B, multiplied by the percent to cancel the Order as follows:

     .    Stop at Step #1, [*]% of Exhibit 1B price
     .    Stop at Step #2, [*]% of Exhibit 1B price

H.   SITE:

     990 Almanor Avenue
     Sunnyvale, CA 94085

     Or

     6425-C Capitol Avenue
     Diamond Springs, CA 95619

     [*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Attachment B - Revision 1:  Wafer Processing Price Matrix/Wafer Volume

3 Inch Wafer Processing Pricing Table
-------------------------------------

---------------------------------------------------------------------------------------------------------------
            Technology          CY02 Base Price per Wafer      CY03 Base Price per Wafer       Discount
---------------------------------------------------------------------------------------------------------------
[*]                                        [*]                            [*]                     [*]
---------------------------------------------------------------------------------------------------------------
[*]                                        [*]                            [*]                     [*]
---------------------------------------------------------------------------------------------------------------
[*]                                        [*]                            [*]                     [*]
---------------------------------------------------------------------------------------------------------------
[*]                                        [*]                            [*]                     [*]
---------------------------------------------------------------------------------------------------------------

3 Inch Wafer Processing Pricing Discount Table
----------------------------------------------

---------------------------------------------------------------
        Quarterly Quantity              Discount per Wafer
---------------------------------------------------------------
[*]                                            [*]
---------------------------------------------------------------
[*]                                            [*]
---------------------------------------------------------------
[*]                                            [*]
---------------------------------------------------------------
[*]                                            [*]
---------------------------------------------------------------

Quarterly Purchase Commitments: The minimum quarterly wafer quantity for CY2002
------------------------------
and CY2003 is [*] per quarter.

Maximum Supply Commitment: The maximum quarterly wafer quantity for CY2002 and
-------------------------
CY2003 is [*] wafers per quarter.

Hot Lot Pricing: A [*] "Hot Lot" premium charge will be added to the appropriate
---------------
base price from the table above.

Notes:
-----

The 3 Inch Wafer Processing Pricing Table determines the base price/wafer/technology for calendar years CY2002 and CY2003. Wafer pricing and quarterly volumes beyond CY2003 will be negotiated at a later date. A wafer price discount is offered for committed deliveries within a given quarter. A "Quarterly Quantity" is defined as the total number of wafers, technology independent, which have committed deliveries falling within a given quarter.

     [*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Attachment C - Revision 1: Wafer Test Price Matrix ($/Wafer)

------------------------------------------------------------
    Test Metric             CY2002              CY2003
------------------------------------------------------------
        [*]                   [*]                [*]
------------------------------------------------------------
        [*]                   [*]                [*]
------------------------------------------------------------
        [*]                   [*]                [*]
------------------------------------------------------------
        [*]                   [*]                [*]
------------------------------------------------------------
        [*]                   [*]                [*]
------------------------------------------------------------
        [*]                   [*]                [*]
------------------------------------------------------------

The Test Metric is calculated as follows: Number of Sites per Wafer x Number of Test Passes

This table is for production testing only. Design maskset and diagnostic testing are covered under the Technical Services Agreement SN 1D103.

     [*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Attachment D:  Developmental Lot Price Matrix

----------------------------------------------------------------------------------------------------------
              Technology                 CY02 Base Price per Lot           CY03 Base Price per Lot
----------------------------------------------------------------------------------------------------------
[*]                                                [*]                               [*]
----------------------------------------------------------------------------------------------------------
[*]                                                [*]                               [*]
----------------------------------------------------------------------------------------------------------
[*]                                                [*]                               [*]
----------------------------------------------------------------------------------------------------------
[*]                                                [*]                               [*]
----------------------------------------------------------------------------------------------------------
[*]                                                [*]                               [*]
----------------------------------------------------------------------------------------------------------

Deliverable: Minimum of [*] completely processed and tested wafers that pass PCM specifications.

     [*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.